UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2018

Cryo-Cell International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL	34677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                On May 21, 2018, Cryo-Cell International, Inc. ( the “Company”) entered into an Amendment Agreement (the “Amendment”), effective December 1, 2017, amending certain terms of the Amendment Agreement dated April 20, 2016, Amendment Agreement dated May 1, 2013 and Employment Agreement dated March 5, 2012 (the “Employment Agreement”) with Oleg Mikulinsky, the Company’s Chief Information Officer (the “Executive”). Commencing on December 1, 2017 the Executive shall receive an annualized base salary (the “Base Salary”) of $250,000. Throughout the Term, the Executive shall be eligible for discretionary annual merit increases and/or other base salary adjustments as deemed appropriate by the Company’s Chief Executive Officers. The Executive’s Base Salary will be payable in equivalent bi-weekly installments, subject to usual and required payroll deductions, including, without limitation, applicable taxes.

In addition to the Base Salary, for the fiscal years ending November 30, 2018 and November 30, 2019, the Executive’s cash bonus shall be a percentage of up to 20% of the Base Salary for such fiscal year, as set forth in the Amendment. The Amendment provides for a grant of 8,000 of the Company’s stock options to Executive on May 21, 2018. One-third of grant is vested upon grant, one-third will vest on December 1, 2018 and one-third will vest on December 1, 2019. In addition to the grants described above, if Executive is employed by the Company on November 30, 2018, then no later than February 28, 2019, the Company will grant Executive up to 8,000 stock options based on performance as set forth in the Amendment. In addition, if Executive is employed by the Company on November 30, 2018, then no later than February 28, 2019, the Company will grant Executive up to 2,000 stock options of the Company’s stock for each dollar by which the Weighted Average Stock Price (as defined in the Amendment) exceeds $11.75 with respect to the 2018 fiscal year. In addition, if Executive is employed by the Company on November 30, 2019, then no later than February 28, 2020, the Company shall grant the Executive up to an additional 2,000 stock options of the Company’s stock for each dollar by which the Weighted Average Stock Price exceeds a price to be determined at the discretion of the Co-CEOs with respect to the 2019 fiscal year.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

Exhibit Number	Description
Exhibit 10.1	Amendment Agreement between Cryo-Cell International, Inc. and Oleg Mikulinsky

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2018	CRYO-CELL INTERNATIONAL, INC.
(Registrant)

	By:	/s/ David Portnoy
Name: David Portnoy Title: Chairman, Co-CEO